                                                                    Exhibit 4.1

        COMMON STOCK                                     COMMON STOCK

           NUMBER                                           SHARES

                                    [LOGO]


INCORPORATED UNDER THE LAWS OF                         CUSIP 45809K 10 3
    THE STATE OF DELAWARE                   SEE REVERSE FOR CERTAIN DEFINITIONS



     THIS CERTIFIES THAT






      is the owner of




                 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                              $.001 PAR VALUE PER SHARE, OF


InsWeb Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


          /s/ Marian C. Taylor         [SEAL]         /s/ Hussein A. Enan
                SECRETARY                                   PRESIDENT






                  COUNTERSIGNED AND REGISTERED:
                          AMERICAN STOCK TRANSFER & TRUST COMPANY



                                                   TRANSFER AGENT AND REGISTRAR

                  BY


                                                           AUTHORIZED SIGNATURE


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     A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE
PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS, OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS AS ESTABLISHED FROM TIME TO TIME BY THE CERTIFICATE OF INCORPORATION OF THE CORPORATION AND BY ANY CERTIFICATE OF DETERMINATION, THE NUMBER OF SHARES CONSTITUTING EACH CLASS AND SERIES, AND THE DESIGNATIONS THEREOF, MAY BE OBTAINED BY THE HOLDER HEREOF UPON REQUEST AND WITHOUT CHARGE FROM THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL OFFICE OF THE CORPORATION.

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 OR RULE 701 PROMULGATED UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                    UNIF GIFT MIN ACT --              Custodian
                                                                        -------------         -------------
TEN ENT -- as tenants by the entireties                                     (Cust)               (Minor)
                                                                        under Uniform Gifts to Minors
JT TEN  -- as joint tenants with right of                               Act
           survivorship and not as tenants                              -----------------------------
           in common                                                               (State)
                                                   UNIF TRF MIN ACT  --          Custodian (until age      )
                                                                        ---------                    ------
                                                                          (Cust)
                                                                                     under Uniform Transfers
                                                                        ------------
                                                                           (Minor)
                                                                        to Minors Act
                                                                                     -----------------------
                                                                                              (State)

    Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED,                          hereby sell, assign and transfer unto
                         ------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------



------------------------------------------------------------------------------------------
     (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                                    Shares
-----------------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


                                                                                  Attorney
---------------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
      ---------------------------


                                              X
                                                ---------------------------------------------


                                              X
                                                ---------------------------------------------
                                                THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                                CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                       NOTICE:  THE FACE OF THE CERTIFICATE IN EVERY
                                                PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT
                                                OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed



By
  ------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.